INVESTOR CONFERENCE CALL AND WEBCAST

HS-110 PHASE 2 CLINICAL STUDY FOR TREATMENT OF NSCLC

March 20, 2014

Forward Looking Statements
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expectations concerning, among other things, our ongoing and planned discovery and development of drugs targeting cancer stem cells, the strength and breadth of our intellectual property, our ongoing and planned preclinical studies and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for our product candidates, the degree of clinical utility of our products, particularly in specific patient populations, expectations regarding clinical trial data, our results of operations, financial condition, liquidity, prospects, growth and strategies, the length of time that we will be able to continue to fund our operating expenses and capital expenditures, our expected financing needs and sources of financing, the industry in which we operate and the trends that may affect the industry or us.
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healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future
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performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Registration Statement on Form S-1, as amended, declared effective by the
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Agenda
● Introduction
 – Jeff Wolf, Chief Executive Officer
● Overview of Heat’s ImPACT Technology
 – Taylor H. Schreiber, M.D., Ph.D., Vice President of Research and Development
● Lung Cancer Market and Checkpoint Inhibitors
 – Justin Stebbing, M.D., Ph.D., Chairman of Clinical Advisory Board and Chief Medical Advisor
● HS-110 Phase 2 Protocol Design
 – Melissa Price, Ph.D., Vice President of Clinical and Regulatory Affairs
● Business Development Opportunity
 – Anil K. Goyal, Ph.D., Vice President of Business Development
● Closing Comments
 – Jeff Wolf, Chief Executive Officer
● Q&A

Introduction

Jeff Wolf, Chief Executive Officer

Heat Biologics

Company Highlights

✓ Transformative, differentiated Immunotherapy platform generating diverse pipeline with strong patent estate
✓ Promising clinical data yielding impressive survival supports 2 programs advancing into late-stage studies in 2014
✓ Clinical development programs with clear path to registration in high-
 potential markets
✓ Robust business development initiative with potential for multiple regional and global partnering opportunities
✓ Experienced team with extensive oncology operational, scientific, clinical and business development expertise

Disease	Pre-Clinical	Manufacturing	Phase 1	Phase 2
Oncology	HS-110 *NSCLC*				Planned
	HS-410 *Bladder*				
	HS-310				
	HS-210				
	HS-510				

Heat Biologics

Diverse Pipeline with Multiple Registration Opportunities

From drug discovery to late-stage clinical development

Overview

➢ Management focused on advancing lead development programs HS-110 and HS-410 with proprietary ImPACT Technology
➢ Recent groundbreaking clinical development advancements studying checkpoint inhibitors will be important for lung cancer treatment
➢ Worked with preeminent KOL’s and advisors to optimize and revise HS-
 110 NSCLC development program
➢ HS-110 Ph2 study specifically designed for future combination regimens to address a large and growing market
➢ Robust business development strategy in place to identify the best development and commercialization partner

- **Eckhard R. Podack, M.D., Ph.D.**
  University of Miami, Miller School of Medicine
- **James Allison, Ph.D.**
  MD Anderson Cancer Center
- **Sol J. Barer, Ph.D.**
  Chairman, Celgene Corporation
- **John Nemunaitis, M.D.**
  Mary Crowley Cancer Research Centers
- **Justin Stebbing, M.D., Ph.D.**
  Imperial College, London
- **Daniel D. Von Hoff, M.D.**
  Translational Genomics Institute

- **Justin Stebbing, M.D., Ph.D.**
  Imperial College, London

- **Gary Acton, M.D.**
  Cancer Research UK, former CMO of Antisoma
- **Roger Cohen, M.D.**
  University of Pennsylvania, Abramson Cancer Center
- **Llew Keltner, M.D., Ph.D.**
  EPISTAT
- **Mark Schoenberg, M.D.**
  Johns Hopkins University

Heat Biologics

World Renowned Advisory Boards

Scientific Advisory Board
Clinical Advisory Board

Heat’s ImPACT Therapy
 Taylor H. Schreiber, M.D., Ph.D., Vice
 President of Research and Development

Fully-Allogeneic Cell-based
Immunotherapy
Tumor associated antigens and powerful
adjuvant delivered in a single package

Heat Biologics

***ImPACT* TECHNOLOGY**

Heat Biologics' proprietary Immune Pan Antigen Cytotoxic Therapy *(ImPACT)* reprograms live "allogeneic" cancer cells to continually secrete their own antigens bound to heat shock protein gp96 to seek out and destroy a variety of tumors.

How *ImPACT* Technology Works

Live allogeneic tumor cells are genetically modified to continually "pump-out" their own cancer antigens bound to gp96, a natural adjuvant. These live *ImPACT* tumor cells are injected into the patient to stimulate a powerful immune response against the targeted cancer.

Genetically-modified tumor cell
ImPACT/gp96
Tumor protein
ER
Nucleus
Killer T cell
gp96 floats freely around the cytoplasm.

❶ Heat Biologics creates **genetically modified tumor cell lines** that continually secrete their own mutated antigens bound to gp96.

❷ The **immune system recognizes the mutated antigens** secreted by the injected tumor cells.

❸ The gp96 acts as an adjuvant, **supercharging the patient's immune system** against the *ImPACT* secreted antigens.

Vaccine injection
Killer T cells
ImPACT engineered tumor cells

❹ Secreted proteins **activate killer T cells** to destroy any mutated tumor proteins that it carried out of the tumor cell.

❺ The killer T cells then **seek out and destroy** the patient's live tumor cells.

What is gp96?

gp96 is a "heat shock" protein resident in all human cells. It assists these cells in folding proteins they produce. gp96 is tethered to the cell and is normally only released during "necrosis", or unnatural cell death.

Inside a human cell
Protein
gp96

What is *ImPACT* Technology?

Heat Biologics "severs the leash" that binds gp96 to the cell, thus creating modified living cells that continually secrete gp96 bound to the proteins produced by the cell.

These modified tumor cells are then mass-produced and irradiated to prevent them from replicating when injected into the patient.

ImPACT Therapy Highlights

- Initiates a pan-antigen cytotoxic T-cell attack against the targeted cancer
- Generates a significant adjuvant response
- Targets a wide variety of cancers

ImPACT is an allogeneic, "off-the-shelf" cancer therapy. In contrast to other "autologous" cancer therapies, no invasive procedure to remove patient tumor or immune cells is required.

Some killer T cells become long-living memory cells used to fight metastatic and recurrent cancers.

Introducing gp96 — Immune System’s “Swiss Army Knife”*
“Molecular Warning System”
* Schild, H. & Rammensee, H. Gp-96 - The Immune System’s Swiss Army Knife. Nature Immunology 2, 100
 -101 (2000)
gp96
antigen
leash
● Natural biological process to deliver proteins (antigens)
 + gp96 adjuvant to our immune system
● Gp96 “chaperones” newly-created proteins to the cell
 membrane where they are released and embedded
● Activates a cytotoxic T-cell response to the antigen it is carrying when cells die through necrosis
 – Enables MHC I antigen cross-presentation to CD8+ T-cells
● Gp96 + protein are only naturally released via necrosis
 – Exposure of gp96 outside the cell activates an immune
 response to the antigen it is carrying
 – Enables MHC I antigen cross-presentation specifically to
 CD8+ T-cells
● Among the most powerful adjuvants and the only
 adjuvant to show exclusive specificity to CD8+ (“killer”)
 T-cells
 – Provides long-term immunity against the infectious agent
Tethered to our cells with a “KDEL” leash
Endoplasmic Reticulum
Cell Membrane
Antigen

ImPACT Therapy — *"Severing the Leash"*

Heat Biologics

● Genetically modify tumor cells by “severing the
 leash” that binds the gp96 to the endoplasmic
 reticulum of the cell and replacing it with a
 sequence that pumps gp96 out of the cell
● Enables living cancer cells to “pump-out” their own
 surface antigens along with their gp96 chaperone
 – Mimics necrotic cell death
● Activates a powerful pan-antigen cytotoxic T-cell
 immune response
Heat Biologics ImPACT technology removes the leash that binds gp96 to the cell, replacing with a sequence that allows cells to continually secrete gp96 along with their “chaperoned” antigen
Cell Membrane

Heat Biologics ImPACT technology reprograms
cancer cells to continuously secrete their own
antigens bound to heat shock protein gp96 to
seek out and destroy a variety of tumours

- Both the immune system itself, and the way the immune system interacts with cancer, is complex. The dominant immune cell that can kill cancer cells is the T cell, specifically the CD8+ cytotoxic T cell. There are four main elements (priming, activation/proliferation, migration to the tumor site and tumor cell killing) for an anti-tumor cytotoxic T cell response.

APC

Heat Biologics

CD8+

Priming Activation Proliferation Migration/Killing
Vaccines
Checkpoint Inhibitors
Checkpoint Inhibitors
T Cell Co-stimulators / TNFRSF Targets
Immuno-Oncology Vision
Preclinical data indicate that ImPACT vaccines synergize with checkpoint inhibitors and
T cell costimulators. It is anticipated that combination clinical trials with these agents will provide similar benefit by addressing each phase of anti-tumor immunity.

7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Sales $M
2012
2013
2014
2015
2016
2017
2018
Other
Xalkori
Tarceva
Alimta
Avastin
Nivolumab

Growth Potential

Heat Biologics

● In 2020 Estimated adeno NSCLC Patients
 – ~291,000 new cases per year
 (US alone)
● Target US Patient Population in 2020
 – ~22,000 will receive 3L therapy
HS-110
NSCLC Third Line (3L) adenocarcinoma
opportunity

Forecast NSCLC Total US Market (US$)
Source: Catenion Research
3L adv.
NSCLC
2L, 1L,
Maintenance,
Brain mets,
resectable
Combo with
Checkpoint
inhibitors &
co-stimulators

Rationale for Study
● Address unmet need by offering patients access to investigational agents with presumably a more favorable safety profile than chemo in a setting where there is little approved in 3rd-line and the efficacy of these agents is minimal
● Maximize antigen expression overlap by testing an adenocarcinoma vaccine to an adenocarcinoma population
● Mimic future combinations with checkpoint inhibitors by utilizing low-dose cyclophosphamide
● Evaluate the effect of concomitant chemotherapy on the immune response to
 HS-110 and of subsequent chemotherapy after HS-110 tumor response
● Evaluate multiple endpoints due to short time to event in this population
 (overall survival, objective response, disease control rate, PFS, immune response, 6-mo OS, 12-mo OS)
● Capture pre- and post-treatment biopsy tissue when appropriate in order to correlate antigen expression, TILs and T-cell receptor sequences with outcomes, potentially leading to proof of concept and precision in patient selection

HS-110 Phase 2 Protocol
 Design
 Melissa Price, Ph.D., Vice President of Clinical
 and Regulatory Affairs

3rd-line vs. physician's choice, continue vaccine in combo with 3L chemo after 1st progression

Heat Biologics

©2013 Heat Biologics
Regimen
● Low-dose cyclophosphamide (CY) 50 mg daily for 7 days q2weeks for 12 weeks or until 1st progression
● HS-110 107 cells weekly for 12 weeks then q3 weeks until 2nd irPD or 24 months whichever comes first
Sample Size
● 123 patients randomized 2:1
● 80% power with alpha = 0.1 to detect a 50% reduction in the risk of death with 59 events in the experimental group and 33 events in the control group
Phase 2 HS-110/CY Combo NSCLC Design
Randomized
HS-110 + low-dose
CY
Vinorelbine OR
erlotinib OR
gemcitabine OR
paclitaxel
Endpoints
Primary: overall survival
Secondary: immune response
in blood,
PFS, DCR, ORR by irRC and
RECIST
6-mo OS, 12-mo OS

Pre- and post-treatment biopsy
tissue for exploratory
biomarker analyses
Arm 1; N=82
Arm 2; N=41
3rd-line - Stage
A
4th-line - Stage
B
HS-110 + Vinorelbine
OR erlotinib OR
gemcitabine OR
paclitaxel
Vinorelbine OR
erlotinib OR
gemcitabine OR
paclitaxel
First Progression
1
2
3
4

Key Study Timelines and Milestones
Milestone	Target Completion
FDA Submission	✓ 1Q 2014
First patient enrolled	Q3 2014
Enrollment complete	Q2 2016
Antigen expression readout	Q4 2016
Top-line efficacy readout	Q3 2017
Phase 3 trial commences	Q4 2017

Phase 2 Clinical Trial for NSCLC

Business Development
 Opportunity
 Anil K. Goyal, Ph.D., Vice President of
 Business Development

Business Development Strategy
Heat’s ImPACT Immunotherapy platform is:
–Differentiated from other allogeneic cell-based approaches
–Extended half life of antigen release, potentially more effective in generating immune response
–Complementary with checkpoint inhibitors and could expand application of CPI into non-immunogenic cancers
1.Clinical Programs (HS-110, HS-410)
 • Ideal partner with regional capabilities to fund and expand in EU, Asia, AU
 • Heat to retain US commercialization rights (where possible)
2.ImPACT Platform Partnerships
 • Use platform for new product discovery funded by partner
 • Partner by specific indication(s)
 • Clinical development & commercialization by partner in selected territories,
 • Heat retaining rest of the world rights
3.MoA complementary with checkpoint inhibitors
 • Explore co-development partnerships with anti-PD1 & anti-PDL1 products

HS-110 Lung Cancer Program Designed for Success

✓Transformative, differentiated Immunotherapy
platform with clinical data supporting
advancement into Phase 2 program
✓Revised protocol developed in collaboration
with world’s leading KOLs and lung experts
✓Program specifically designed with potential to
be complementary in combination with next
generation oncology treatments
✓HS-110 with potential to be highly attractive to
potential development and commercialization
partners

Q&A